EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	6 MONTHS ENDED		%
	JUNE 30,		INCREASE
	2017	2016	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,555	$7,444	1.49%
Return on Average Assets	1.22%	1.22%	0.00%
Return on Average Equity	8.07%	7.94%	1.64%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,243,401	$1,231,018	1.01%
Available-for-Sale Securities	364,753	417,205	-12.57%
Loans (Net)	771,057	719,913	7.10%
Allowance for Loan Losses	8,635	7,929	8.90%
Deposits and Repo Sweep Accounts	1,002,137	973,612	2.93%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	165,789	156,417	5.99%
Trust Assets Under Management	894,669	847,280	5.59%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$0.62	$0.61	1.64%
Net Income - Diluted	$0.62	$0.61	1.64%
Dividends	$0.52	$0.52	0.00%
Common Book Value	$15.59	$15.79	-1.27%
Tangible Common Book Value	$14.61	$14.79	-1.22%
Market Value (Last Trade)	$23.26	$20.22	15.03%
Market Value / Common Book Value	149.20%	128.06%	16.51%
Market Value / Tangible Common Book Value	159.21%	136.71%	16.46%
Price Earnings Multiple (Annualized)	18.76	16.57	13.22%
Dividend Yield (Annualized)	4.47%	5.14%	-13.04%
Common Shares Outstanding, End of Period	12,176,693	12,070,195	0.88%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.45%	14.65%	-1.37%
Nonperforming Assets / Total Assets	1.30%	1.40%	-7.14%
Allowance for Loan Losses / Total Loans	1.11%	1.09%	1.83%
Total Risk Based Capital Ratio (a)	23.76%	23.47%	1.24%
Tier 1 Risk Based Capital Ratio (a)	22.63%	22.41%	0.98%
Common Equity Tier 1 Risk Based Capital Ratio (a)	22.63%	22.41%	0.98%
Leverage Ratio (a)	14.50%	14.19%	2.18%

AVERAGE BALANCES
Average Assets	$1,238,481	$1,220,061	1.51%
Average Equity	$187,349	$187,477	-0.07%

(a) Capital ratios for the most recent period are estimated.

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QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	For the Three Months Ended:
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2017	2017	2016	2016	2016	2016
Interest income	$11,340	$11,112	$11,106	$11,131	$10,924	$10,937
Interest expense	978	953	920	944	925	904
Net interest income	10,362	10,159	10,186	10,187	9,999	10,033
Provision (credit) for loan losses	4	452	(3)	538	318	368
Net interest income after provision (credit) for loan losses	10,358	9,707	10,189	9,649	9,681	9,665
Noninterest revenue	4,106	3,864	4,031	3,884	3,906	3,690
Net gains on available-for-sale securities	107	145	69	584	122	383
Noninterest expenses	9,076	9,298	8,558	8,579	8,535	9,072
Income before income tax provision	5,495	4,418	5,731	5,538	5,174	4,666
Income tax provision	1,374	984	1,500	1,451	1,303	1,093
Net income	$4,121	$3,434	$4,231	$4,087	$3,871	$3,573
Net income attributable to common shares	$4,100	$3,416	$4,209	$4,065	$3,850	$3,553
Net income per share – basic	$0.34	$0.28	$0.35	$0.34	$0.32	$0.29
Net income per share – diluted	$0.34	$0.28	$0.35	$0.34	$0.32	$0.29

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	June 30,	March 31,	Dec. 31,	June 30,
	2017	2017	2016	2016
ASSETS
Cash & Due from Banks	$34,643	$32,543	$32,109	$27,436
Available-for-Sale Securities	364,753	376,919	395,077	417,205
Loans Held for Sale	1,708	163	142	381
Loans, Net	771,057	753,277	743,362	719,913
Intangible Assets	11,957	11,958	11,959	11,966
Other Assets	59,283	59,064	59,643	54,117
TOTAL ASSETS	$1,243,401	$1,233,924	$1,242,292	$1,231,018

LIABILITIES
Deposits	$997,262	$980,251	$983,843	$967,951
Repo Sweep Accounts	4,875	6,244	5,175	5,661
Total Deposits and Repo Sweeps	1,002,137	986,495	989,018	973,612
Borrowed Funds	42,321	52,888	59,454	58,656
Other Liabilities	9,084	7,191	7,812	8,220
TOTAL LIABILITIES	1,053,542	1,046,574	1,056,284	1,040,488

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding Accumulated Other Comprehensive Income/ Loss	189,339	187,825	186,906	183,636
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	369	(630)	(949)	6,849
Defined Benefit Plans Adjustment, Net	151	155	51	45
TOTAL SHAREHOLDERS' EQUITY	189,859	187,350	186,008	190,530
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,243,401	$1,233,924	$1,242,292	$1,231,018

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AVAILABLE-FOR-SALE SECURITIES

(In Thousands)

	June 30, 2017		March 31, 2017		December 31, 2016
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$9,678	$9,591	$9,674	$9,568	$9,671	$9,541
Obligations of states and political subdivisions:
Tax-exempt	114,095	116,338	117,272	118,710	118,140	119,037
Taxable	28,162	28,452	28,559	28,805	30,073	30,297
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	47,767	47,405	49,896	49,359	58,922	58,404
Residential collateralized mortgage obligations	129,372	128,248	137,077	135,681	147,915	146,608
Commercial mortgage-backed securities	34,112	33,742	34,411	33,825	30,817	30,219
Total debt securities	363,186	363,776	376,889	375,948	395,538	394,106
Marketable equity securities	1,000	977	1,000	971	1,000	971
Total	$364,186	$364,753	$377,889	$376,919	$396,538	$395,077

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	June 30,	March 31,	Dec. 31,	June 30,
	2017	2017	2016	2016
Residential mortgage:
Residential mortgage loans - first liens	$342,603	$340,431	$334,102	$315,191
Residential mortgage loans - junior liens	24,150	23,717	23,706	22,159
Home equity lines of credit	37,159	36,810	38,057	39,054
1-4 Family residential construction	26,067	24,041	24,908	22,241
Total residential mortgage	429,979	424,999	420,773	398,645
Commercial:
Commercial loans secured by real estate	155,158	153,385	150,468	153,070
Commercial and industrial	82,815	79,493	83,854	82,390
Political subdivisions	51,495	44,625	38,068	41,026
Commercial construction and land	15,201	15,252	14,287	9,193
Loans secured by farmland	7,432	7,497	7,294	6,615
Multi-family (5 or more) residential	7,497	7,622	7,896	8,173
Agricultural loans	4,454	3,992	3,998	4,692
Other commercial loans	11,038	11,131	11,475	11,904
Total commercial	335,090	322,997	317,340	317,063
Consumer	14,623	14,025	13,722	12,134
Total	779,692	762,021	751,835	727,842
Less: allowance for loan losses	(8,635)	(8,744)	(8,473)	(7,929)
Loans, net	$771,057	$753,277	$743,362	$719,913

Loans Held for Sale

(In Thousands)

	June 30,	March 31,	Dec. 31,	June 30,
	2017	2017	2016	2016
Residential mortgage loans originated and serviced - outstanding balance	$167,497	$164,454	$163,438	$156,798
Less: outstanding balance of loans sold	(165,789)	(164,291)	(163,296)	(156,417)
Loans held for sale, net	$1,708	$163	$142	$381

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2017	2017	2017	2016
Balance, beginning of period	$8,744	$8,473	$8,473	$7,889
Charge-offs	(135)	(200)	(335)	(676)
Recoveries	22	19	41	30
Net charge-offs	(113)	(181)	(294)	(646)
Provision for loan losses	4	452	456	686
Balance, end of period	$8,635	$8,744	$8,635	$7,929

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	June 30,	March 31,	Dec 31,	June 30,
	2017	2017	2016	2016
Impaired loans with a valuation allowance	$3,293	$3,319	$3,372	$1,275
Impaired loans without a valuation allowance	5,418	5,380	7,488	8,055
Total impaired loans	$8,711	$8,699	$10,860	$9,330

Total loans past due 30-89 days and still accruing	$3,749	$6,476	$7,735	$6,945

Nonperforming assets:
Total nonaccrual loans	$11,504	$11,231	$8,736	$10,504
Total loans past due 90 days or more and still accruing	2,680	2,714	6,838	4,654
Total nonperforming loans	14,184	13,945	15,574	15,158
Foreclosed assets held for sale (real estate)	2,023	1,878	2,180	2,052
Total nonperforming assets	$16,207	$15,823	$17,754	$17,210

Loans subject to troubled debt restructurings (TDRs):
Performing	$729	$752	$5,803	$1,047
Nonperforming	3,059	3,083	2,874	5,102
Total TDRs	$3,788	$3,835	$8,677	$6,149

Total nonperforming loans as a % of loans	1.82%	1.83%	2.07%	2.08%
Total nonperforming assets as a % of assets	1.30%	1.28%	1.43%	1.40%
Allowance for loan losses as a % of total loans	1.11%	1.15%	1.13%	1.09%
Allowance for loan losses as a % of nonperforming loans	60.88%	62.70%	54.40%	52.31%

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Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2017	Return/	3/31/2017	Return/	6/30/2016	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$255,806	2.13%	$271,251	2.11%	$297,608	2.02%
Tax-exempt	114,993	4.41%	117,628	4.44%	108,652	4.79%
Total available-for-sale securities	370,799	2.83%	388,879	2.81%	406,260	2.76%
Interest-bearing due from banks	14,873	1.11%	14,923	0.87%	24,250	0.60%
Loans held for sale	499	4.82%	201	8.07%	540	5.96%
Loans receivable:
Taxable	702,933	4.91%	698,042	4.87%	650,213	5.00%
Tax-exempt	68,439	4.48%	61,336	4.55%	61,669	4.50%
Total loans receivable	771,372	4.87%	759,378	4.84%	711,882	4.96%
Total Earning Assets	1,157,543	4.17%	1,163,381	4.11%	1,142,932	4.09%
Cash	17,276		16,013		16,522
Unrealized gain/loss on securities	689		(958)		7,737
Allowance for loan losses	(8,901)		(8,593)		(7,756)
Bank premises and equipment	15,714		15,712		15,390
Intangible assets	11,957		11,959		11,967
Other assets	41,322		43,878		38,938
Total Assets	$1,235,600		$1,241,392		$1,225,730

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$203,256	0.21%	$201,120	0.16%	$196,918	0.15%
Money market	190,703	0.19%	191,103	0.17%	200,896	0.17%
Savings	142,978	0.10%	138,805	0.10%	132,353	0.10%
Certificates of deposit	116,450	0.82%	113,636	0.80%	117,825	0.75%
Individual Retirement Accounts	98,004	0.43%	99,028	0.43%	104,030	0.42%
Other time deposits	1,107	0.00%	791	0.00%	1,140	0.00%
Total interest-bearing deposits	752,498	0.31%	744,483	0.28%	753,162	0.28%
Borrowed funds:
Short-term	21,205	0.85%	41,386	0.75%	23,225	0.71%
Long-term	38,353	3.74%	38,419	3.75%	38,649	3.77%
Total borrowed funds	59,558	2.71%	79,805	2.20%	61,874	2.62%
Total Interest-bearing Liabilities	812,056	0.48%	824,288	0.47%	815,036	0.46%
Demand deposits	227,488		222,740		215,443
Other liabilities	7,573		8,162		8,304
Total Liabilities	1,047,117		1,055,190		1,038,783
Shareholders’ equity, excluding other comprehensive income/loss	187,882		186,689		181,882
Other comprehensive income/loss	601		(487)		5,065
Total Shareholders’ Equity	188,483		186,202		186,947
Total Liabilities and Shareholders’ Equity	$1,235,600		$1,241,392		$1,225,730
Interest Rate Spread		3.69%		3.64%		3.63%
Net Interest Income/Earning Assets		3.83%		3.78%		3.76%

Total Deposits (Interest-bearing and Demand)	$979,986		$967,223		$968,605

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

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Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2017	Return/	6/30/2016	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$263,486	2.12%	$301,744	2.06%
Tax-exempt	116,303	4.42%	107,029	5.01%
Total available-for-sale securities	379,789	2.82%	408,773	2.83%
Interest-bearing due from banks	14,898	0.99%	22,299	0.54%
Loans held for sale	351	5.75%	496	5.68%
Loans receivable:
Taxable	700,501	4.89%	645,586	5.00%
Tax-exempt	64,907	4.51%	61,173	4.52%
Total loans receivable	765,408	4.86%	706,759	4.96%
Total Earning Assets	1,160,446	4.14%	1,138,327	4.11%
Cash	16,648		16,055
Unrealized gain/loss on securities	(130)		7,396
Allowance for loan losses	(8,748)		(7,844)
Bank premises and equipment	15,713		15,424
Intangible assets	11,958		11,969
Other assets	42,594		38,734
Total Assets	$1,238,481		$1,220,061

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$202,194	0.18%	$196,030	0.14%
Money market	190,902	0.18%	196,205	0.17%
Savings	140,903	0.10%	131,178	0.10%
Certificates of deposit	115,051	0.81%	115,618	0.73%
Individual Retirement Accounts	98,513	0.43%	104,796	0.42%
Other time deposits	950	0.00%	972	0.00%
Total interest-bearing deposits	748,513	0.30%	744,799	0.27%
Borrowed funds:
Short-term	31,240	0.79%	29,454	0.70%
Long-term	38,386	3.75%	38,687	3.77%
Total borrowed funds	69,626	2.42%	68,141	2.44%
Total Interest-bearing Liabilities	818,139	0.48%	812,940	0.45%
Demand deposits	225,127		211,803
Other liabilities	7,866		7,841
Total Liabilities	1,051,132		1,032,584
Shareholders’ equity, excluding other comprehensive income/loss	187,289		182,629
Other comprehensive income/loss	60		4,848
Total Shareholders’ Equity	187,349		187,477
Total Liabilities and Shareholders’ Equity	$1,238,481		$1,220,061
Interest Rate Spread		3.66%		3.66%
Net Interest Income/Earning Assets		3.81%		3.79%

Total Deposits (Interest-bearing and Demand)	$973,640		$956,602

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

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COMPARISON OF NONINTEREST REVENUE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Service charges on deposit accounts	$1,094	$1,084	$1,164	$2,178	$2,302
Service charges and fees	104	97	123	201	217
Trust and financial management revenue	1,497	1,180	1,251	2,677	2,395
Brokerage revenue	208	156	180	364	353
Insurance commissions, fees and premiums	31	41	27	72	48
Interchange revenue from debit card transactions	568	520	487	1,088	950
Net gains from sales of loans	188	166	295	354	463
Loan servicing fees	55	72	(11)	127	11
Increase in cash surrender value of life insurance	94	90	93	184	189
Other operating income	267	458	297	725	668
Total noninterest revenue, before realized gains on available-for-sale securities, net	$4,106	$3,864	$3,906	$7,970	$7,596

COMPARISON OF NONINTEREST EXPENSES

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Salaries and wages	$3,972	$3,868	$3,913	$7,840	$7,800
Pensions and other employee benefits	1,144	1,530	1,002	2,674	2,439
Occupancy expense, net	600	578	560	1,178	1,169
Furniture and equipment expense	448	453	439	901	866
FDIC Assessments	96	94	155	190	297
Pennsylvania shares tax	336	336	323	672	645
Professional fees	254	227	282	481	571
Automated teller machine and interchange expense	305	294	267	599	516
Software subscriptions	291	280	251	571	492
Other operating expense	1,630	1,638	1,343	3,268	2,812
Total noninterest expenses	$9,076	$9,298	$8,535	$18,374	$17,607

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